JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS A AND N

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT B

Supplement dated May 21, 2024 to the Statutory Prospectuses,

Updating Summary Prospectuses, and Initial Summary Prospectuses,

dated April 29, 2024

Changes to Variable Investment Options

This Supplement is intended for distribution with the Statutory Prospectuses, Updating Summary Prospectuses, and Initial Summary Prospectuses, as applicable, (each a “prospectus”) dated April 29, 2024 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses belong to the following policies:

Corporate VUL 03	Survivorship VUL

Corporate VUL 04	VUL Accumulator

EPVUL	VUL Protector

SPVL

Portfolio Name Change and Subadviser Change

Effective on or about May 29, 2024 (the “Effective Date”), the Emerging Markets Value Trust will be renamed as listed below:

Former Name	New Name
Emerging Markets Value Trust	Disciplined Value Emerging Markets Equity Trust

On or about the Effective Date, the renamed portfolio’s subadvisor will be replaced as indicated below:

Former Subadviser	New Subadviser
Dimensional Fund Advisors LP	Boston Partners Global Investors, Inc.

As a result, after the Effective Date, all references in the prospectuses to the Former Name and Former Subadviser are changed to the New Name and New Subadviser, respectively.

Changes to Current Expenses

On or about the Effective Date, there is a reduction in “Current Expenses” for the JHVIT Disciplined Value Emerging Markets Equity Trust in the “Appendix: Portfolios Available Under the Contract” section of the prospectus.

Accordingly, the name, subadviser, and “Current Expenses” of the JHVIT Emerging Markets Value Trust Series I portfolio are deleted in the “Appendix: Portfolios Available Under the Contract” section of each prospectus and replaced with the following:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/23) (%)
				1-Year	5-Year	10-Year
To seek long-term capital appreciation.	Disciplined Value Emerging Markets Equity Trust – Series I John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	1.01	%*	15.19	5.38	3.01

*	This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

You should read this supplement together with the prospectus for the contract you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 05/2024

333-85284	333-71136	333-85296	333-33504	333-100567
333-88748	333-100597	333-88972	333-100664